Exhibit 10.41

REAFFIRMATION OF GUARANTY

The undersigned, BLOOM ENERGY CORPORATION, a Delaware corporation, (a) acknowledges receipt of a copy of each of the following:

(1)	First Amendment to Amended and Restated Equity Capital Contribution Agreement, dated as of March , 2014, by and between Firstar Development, LLC, a Delaware limited liability company (“Firstar”), and Clean Technologies III, LLC, a Delaware limited liability company (“Clean Technologies”);

(2)	Second Amendment to Equity Capital Contribution Agreement, dated as of March , 2014, by and between Firstar and Clean Technologies 2013B, LLC, a Delaware limited liability company (the “Clean Technologies 2013B”);

(3)	First Amendment to Second Amended and Restated Operating Agreement, dated as of March , 2014, of 2012 V PPA Holdco, LLC by and between Firstar and Clean Technologies;

(4)	First Amendment to Amended and Restated Operating Agreement, dated as of March , 2014, of 2013B ESA Holdco, LLC by and between Firstar and Clean Technologies 2013B (collectively, all of the amendments in this clause (a), the “Amendments”);

(b) agrees that from and after the effectiveness of each Amendment the references in that certain Amended and Restated Guaranty dated as of August 2, 2013 by the undersigned in favor of Firstar (the “Guaranty”) to the ECCAs and the Company LLC Agreements (as such terms are defined in the Guaranty) shall be considered to be the ECCAs or the Company LLC Agreements as amended by the Amendments; and

(c) unconditionally reaffirms, ratifies and confirms in all respects each and every obligation and covenant made in the Guaranty in accordance with the terms and conditions of such Guaranty, notwithstanding the Amendments.

THIS REAFFIRMATION OF GUARANTY IS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH APPLY TO THIS REAFFIRMATION OF GUARANTY).

Executed as of March     , 2014

[Signature page follows.]

BLOOM ENERGY CORPORATION

By:

Name:	MARTIN COLLINS
Title:	VICE PRESIDENT

Bloom Guaranty Reaffirmation